DELAFIELD SELECT FUND

Supplement dated September 25, 2009 to the Natixis Equity Funds Class A, B and C Prospectus

and the Natixis Equity Funds Class Y Prospectus, each dated May 1, 2009, as may be revised and supplemented from time to time.

Pursuant to an Agreement and Plan of Reorganization and Liquidation approved by Delafield Select Fund’s shareholders on September 24, 2009, all assets and liabilities of the Delafield Select Fund will be transferred to The Select Fund, a newly created series of The Tocqueville Trust, on or about September 28, 2009 and the Delafield Select Fund will liquidate.

As of the close of business on September 25, 2009, shares of the Delafield Select Fund are no longer available for purchase or exchange.

DELAFIELD SELECT FUND

Supplement dated September 25, 2009 to the Natixis Equity Funds Statement of Additional

Information – Part I and the Natixis Equity Funds Statement of Additional Information – Part II,

each dated May 1, 2009, as may be revised and supplemented from time to time.

Pursuant to an Agreement and Plan of Reorganization and Liquidation approved by Delafield Select Fund’s shareholders on September 24, 2009, all assets and liabilities of the Delafield Select Fund will be transferred to The Select Fund, a newly created series of The Tocqueville Trust, on or about September 28, 2009 and the Delafield Select Fund will liquidate.

As of the close of business on September 25, 2009, shares of the Delafield Select Fund are no longer available for purchase or exchange.